INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
INCOME TAX STATUS

NOTE F - INCOME TAX STATUS

The Plan is a Fidelity Volume Submitter Plan. The IRS provided an opinion and informed Fidelity by letter dated June 30, 2020, that the Plan is designed in accordance with the applicable sections of the Internal Revenue Code (IRC). The Plan has been amended since that date, however, the Plan administrator believes that the Plan is currently designed and being operated in compliance, in all material respects, with the applicable requirements of the IRC and is, therefore, tax exempt.

U.S. GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.

Tax years prior to 2022 are not subject to examination by the federal authorities. The Company recognizes interest accrued and penalties related to unrecognized tax benefits in income tax expense for all periods presented. To date, no amounts of interest or penalties relating to unrecognized tax benefits have been recorded.